                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      MEDICAL TECHNOLOGY SYSTEMS, INC.
------------------------------------------------------------------------------
     (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Tile of each class of securities to which transaction applies:
                                     N/A
-----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
                                     N/A
-----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                 N/A
 ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
                                 N/A
 ---------------------------------------------------------------------------

     (5) Total fee paid:
                                 N/A
 ---------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

 ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
                                 N/A
 ---------------------------------------------------------------------------

     (2) Form Schedule or Registration Statement No.:
                                 N/A
 ---------------------------------------------------------------------------

     (3) Filing party:
                                 N/A
 ---------------------------------------------------------------------------

     (4) Date filed:
                                 N/A
 ---------------------------------------------------------------------------

                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                           12920 Automobile Boulevard
                           Clearwater, Florida 34622

               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                                 to be held on
                               November 21, 1996

                              -------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Medical Technology Systems, Inc. (the "Company") will be held at the Summit Executive Suites & Conference Center, Rubin ICOT Center, 13575 58th Street North, Clearwater, Florida on Thursday, November 21, 1996 at 10:00 a.m. E.D.S.T., to consider the following:

I. The election of Todd E. Siegel, David Kazarian, Michael Conroy and John Stanton as directors of the Company until the next Annual Meeting of Shareholders.

II. Such other business as may properly come before this Annual Meeting of Shareholders or any adjournments or postponements thereof.

Copies of this Notice of Annual Meeting of Shareholders, the related Proxy Statement, Form of Proxy and Annual Report to Shareholders are being mailed on or about October 28, 1996. The Board of Directors has determined October 25, 1996 at the close of business as the record date for the determination of Shareholders entitled to receive notice of and to vote at the meeting. Copies of the Company's financial statements will be available to the Shareholders at the Annual Meeting.

                             BY ORDER OF THE BOARD
                                  OF DIRECTORS

                           TODD E. SIEGEL, PRESIDENT

October 28, 1996

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SUBMIT A PROXY, YOU MAY STILL VOTE YOUR STOCK IN PERSON AT THE MEETING IF YOU SO DESIRE.

                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                               NOVEMBER 21, 1996

     Date first sent or given to security holders: October 28, 1996.


                   I. SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and accompanying form of proxy are provided in connection with the solicitation by the Board of Directors of Medical Technology Systems, Inc., a Delaware corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders, to be held on November 21, 1996, at 10:00 a.m. Eastern Daylight Savings Time, at The Summit Executive Suites & Conference Center, Rubin ICOT Center, 13575 58th Street North, Clearwater, Florida 34620 (the "Annual Meeting"), and at any and all adjournments thereof, for the purpose set forth in the accompanying notice of said meeting, dated October 28, 1996.

     As this solicitation is being made exclusively by the Board of Directors of the Company, any costs incurred in connection therewith will be borne by the Company. Brokerage houses and other nominees of record will be requested to forward all proxy solicitation material to the beneficial owners, and their expenses in such regard will also be paid by the Company. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph, or personal contact with certain shareholders.

     Execution of the enclosed proxy will not effect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before exercise, by either notifying the Secretary of the Company of its revocation, submitting a substitute proxy dated subsequent to the initial one or attending the Annual Meeting and voting in person.


              II. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record as of October 25, 1996 will be entitled to vote at the Annual Meeting. At the close of business on such record date, there were issued and outstanding approximately 5,903,788 shares of the Company's Common Stock, par value $.01 per share, ("Common Stock"), each of which was entitled to one vote, and 6,500,000 shares of Preferred Stock, par value $.0001 per share ("Preferred Stock"), having two votes per share on each and any matter on which the Common Stock is entitled to vote. There are no other classes of voting stock issued and outstanding.

     The following table enumerates, as of October 25, 1996, the name, address, and ownership, both by numerical holding and percentage of interest of each beneficial owner or more than five percent (5%) of the Company's outstanding Common Stock or Preferred Stock, the directors of the Company, individually, and its directors and executive officers as a group:

--------------------------------------------------------------------------------------------------------
                                                                    Amount                   Percentage
Name and Address of                                              Beneficially  Common Stock  of Voting
Beneficial Owner                                    Class           Owned       Percentage   Shares (5)
--------------------------------------------------------------------------------------------------------
Todd E. Siegel, individually and                  Common            575,072
 through the Siegel Family Limited Partnership    Preferred       6,500,000        9.7%        71.8%
 (1)(2)(3)
 10043 Windtree Blvd.
 Seminole, FL  34642
--------------------------------------------------------------------------------------------------------
David Kazarian (4)                                 Common             0              0%           0%
  1340 Gulf Blvd.
  Clearwater, FL  34630
--------------------------------------------------------------------------------------------------------
Michael Conroy (6)                                 Common           100,000        1.7%          .5%
  100 N. Tampa Street, Suite 2150
  Tampa, FL 33602
--------------------------------------------------------------------------------------------------------
John Stanton (6)                                   Common           100,000        1.7%          .5%
  P.O. Box 24567
  Tampa, FL 33623
--------------------------------------------------------------------------------------------------------
All Officers and Directors as a Group              Common           775,072       13.1%        72.8%
  (4 persons)                                      Preferred        -------       ----         ----
                                                                  6,500,000
--------------------------------------------------------------------------------------------------------

   (1)  Todd E. Siegel is the trustee of the Siegel Family Revocable Trust
        (the "Trust") during his lifetime and accordingly controls the shares owned of record by the Trust. The Trust is the managing partner of the Jade Family Partnership (the "Partnership") and accordingly controls the Partnership.

   (2) The Partnership is the owner of record of 6,500,000 Shares of the Company's Voting Preferred Stock (100% of the outstanding Preferred Stock). Each share of Voting Preferred Stock has the power to cast two votes per share on any matter on which the Common Stock is entitled to vote. Accordingly, Mr. Siegel controls the management and affairs of the Company.

   (3) Excludes options to acquire 60,000 shares of Common Stock at $1.625 per share granted in connection with his employment arrangements. See "Executive Compensation - Employment Agreements".

   (4) Excludes options to acquired 6,000 shares at $1.625 and includes 25,000 shares of Common Stock held by his wife for which he disclaims beneficial ownership.

   (5) Includes 6,500,000 shares of Preferred Stock held of record by the Partnership, of which Todd E. Siegel may be deemed to be the beneficial owner.

   (6)  New nominee to the Board of Directors.

     Other than as set forth above, the Company is not aware of any other stockholders who beneficially own, individually or as a group, 5% or more of the outstanding shares of Common Stock.


                           III. ELECTION OF DIRECTORS

     The Bylaws of the Company provide that its Board of Directors shall consist of not less than two nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. The Board is currently comprised of two members.

     Each director will be elected to serve a one-year term expiring upon occurrence of the next annual meeting of shareholders and the election and qualification there of his successor.

     Unless authority is withheld as to a particular nominee or as to all such nominees, the shares represented by the Board of Directors' proxies properly executed and timely received will be voted for the election of directors of the four nominees named below. If any nominee shall cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees so listed. The Board has no reason to believe that any nominee will be unavailable to serve if elected. Certain information with respect to each nominee is hereafter set forth:

     The directors, their ages and the year each person became a director of the Company are shown below:


                     COMPANY                                    DIRECTOR
NAME            AGE  POSITION HELD                                SINCE
-------------------  --------------------------------------------------------------
Todd E. Siegel  38   Chairman of the Board of Directors,           1986
                     President, Chief Executive Officer
                     and Director

David Kazarian  58   Director                                      1988

Michael Conroy  48   Director - Nominee, Chief Financial           N/A
                     Officer

John Stanton    48   Director - Nominee, Vice Chairman of          N/A
                     the Board of Directors

---------------


      All directors hold office until the next annual meeting of the Company's shareholders and until their successors are fully elected and qualified. Executive officers are appointed annually by the Board of Directors and serve at the discretion of the Board.

      Todd E. Siegel became a Vice President, Secretary and a Director of the
      Company in 1986.   Mr. Siegel received a Bachelor's degree in Business
      Administration from Fort Lewis College. Before joining MTS, Mr. Siegel was an account executive for American Medical International Diagnostic Service of Culver City, California. He also spent over four years as the Sales Manager and Sales Representative for the Chamberlin Corporation in Largo, Florida, a manufacturer of generic liquid unit dose medications. After the death of his father, Mr. Siegel became the President and Chief Executive Officer of the Company.

      David Kazarian has served as a Director of the Company since 1988. Prior to its sale in December, 1990, Mr. Kazarian and his wife owned and operated Kazarian Pharmacy. In March, 1991, Mr. Kazarian founded Infuserve America, Inc., a firm involved in the home health care business.

      Michael Conroy is a nominee to the Company's board of directors. He is principal in the firm of CFO Financial Services, Inc. ("CFO"). Mr. Conroy has experience in assisting companies in financial restructuring, negotiations with lenders and financial reporting. From 1990 through 1994 Mr. Conroy was the Vice President of Finance and Chief Financial Officer of the Grant Group of Companies. Since February, 1996, Mr. Conroy has been devoting substantially all of his full time to the affairs of the Company. Mr. Conroy is a certified public accountant. The Company pays CFO $8,500 a month for Mr. Conroy's services. See "Certain Relationships."

      John Stanton has extensive background in corporate crisis management. He is currently the president of Florida Engineered Construction Products Corp. ("FECP"), which is a privately owned company he assisted in successfully reorganizing. He has been an officer of this company since 1981. Octofoil, Inc. is a corporation affiliated with Mr. Stanton, which has a consulting agreement with the Company to provide services for $7,500 a month. See "Certain Relationships."

DIRECTOR COMPENSATION

     Prior to 1994, the Company did not pay the directors any fees for serving as directors. Directors were reimbursed out-of-pocket costs for attending board meetings. Commencing at the 1994 Annual Meeting, directors, who are not otherwise employees of the Company, are paid a $750.00 fee for attending meetings. The fee is $350.00 if a meeting is held telephonically. In addition, as of 1994, directors are issued options to acquire 2,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of such shares at date of issuance for each year that an individual serves as a director. Directors' options are issued as of the date of each annual meeting of directors. Directors must serve until the next annual meeting of shareholders to vest their options issued in the prior year. Directors are also issued options to acquire 1,000 shares of Common Stock for serving on a committee and options to acquire an additional 1,000 shares of Common Stock if they are the chairperson of a committee. The options shall expire 10 years from their issuance date.


                           IV. EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION TABLE

     The following table shows, for the fiscal year ended March 31, 1996, and the two preceding fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for the year, to the Company's chief executive officers. None of the Company's other executive officers had total annual compensation exceeding $100,000 for such periods.


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Long-Term Compensation
                            Annual Compensation                          Awards               Payouts
-----------------------------------------------------------------------------------------------------------------------------------
                                               Other
    Name and                                   Annual         Restricted
    Principal                               Compensation        Stock              Options/          LTIP           All Other
    Position       Year    Salary    Bonus      (4)           Awards(s)              SARs           Payouts        Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Todd E. Siegel,
President and      1996    $114,500   -0-        $22,578      160,769(2)            20,000(3)            -0-              -0-
Chief Executive    1995    $129,064   -0-       -0-              -0-                40,000(3)            -0-              -0-
Officer (1)        1994    $ 95,492   -0-       -0-              -0--                -0-                 -0-              -0-
-----------------------------------------------------------------------------------------------------------------------------------
Gerald Couture(5)
(Former Officer)   1996    $105,900   -0-        $21,581      160,615               20,000(6)            ---              ---
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
(1) Mr. Siegel did not have an employment agreement or rights to such compensation prior to September 1, 1994. Effective September 1, 1994, Mr. Siegel entered into an employment agreement with the Company.
     Prior to that date he had no employment agreement with the Company.
     See "Employment Agreements".
(2) Represents the number of shares Mr. Siegel elected to receive in lieu of cash compensation pursuant to the Company's employee stock purchase plan.
(3) For year ended March 31, 1995, Mr. Siegel was issued options to acquire 40,000 shares of Common Stock at $5.625 (fair market value as of grant date) with a ten year exercise period. The exercise price for these options was subsequently reduced to $1.625. Mr.

     Siegel receives 20,000 options per year pursuant to his employment agreement. The options granted in 1996 have an exercise price of $1.625. See "Employment Agreement." Mr. Siegel is also entitled to SAR's based upon certain criteria relating to the market value of the Company. No SAR's were issued under this agreement for year ended March 31, 1996.
(4) Includes automobile expenses, hospitalization and life insurance paid by the Company for the benefit of the named individual.
(5) Mr. Couture is a former officer and director of the Company. His compensation did not exceed $100,000 in fiscal years ended 1995 and 1994. Effective June 15, 1996, the Company and Mr. Couture entered into a severance agreement which superseded his previous employment agreement which was similar to Mr. Siegel's. The 160,615 shares in the Restricted Stock Awards column represents shares Mr. Couture received in lieu of cash compensation for his services pursuant to the Company's employee stock option plan. See "Certain Relationships."
(6) In the year ended March 31, 1996, Mr. Couture was issued options to acquire 20,000 shares of Common Stock at $1.625, with a ten year exercise period.

EMPLOYMENT AGREEMENTS

     Effective September 1, 1994, the Company entered into an Employment Agreement with Mr. Siegel. This agreement is for a five (5) year term. Mr. Siegel's base salary for the period September 1, 1994, through August 31, 1995, is $150,000, and increases at a 6% incremental rate per year to approximately $189,000 for the fifth year of his agreement ending August 31, 1999. This Employment Agreements also provide for bonuses, expense reimbursement and other performance-based incentive compensation arrangements.

     The Employment Agreement with Mr. Siegel provides such Executive the right to receive compensation in the form of restricted Common Stock of the Company. Such stock is valued at 50% of the closing price of the Company's Common Stock as of the date of the executives' election. For fiscal year end March 31, 1996, Mr. Siegel elected to receive 160,769 shares of the Company's Common Stock pursuant this provision.

     In connection with the execution of his Employment Agreement, Mr. Siegel was granted the right to acquire 40,000 shares of the Company's Common Stock at an exercise price of $5.625 per share which was the fair market value of such shares as of the date of grant. This exercise price was reset to $1.625. The options are considered "non-qualified" and have an exercise period of ten (10) years.

     The Employment Agreement for Mr. Siegel provides for severance payments in the event of a change of control and a subsequent termination without cause of the Executive or a material reduction in his compensation equal to a lump sum payment of 299% of his then current base salary. The Employment Agreement contains a restrictive covenant not to compete, solicit or disclose confidential information during the term of such agreements.

     The Company and Mr. Siegel have entered into Executive Stock Appreciation Rights ("SAR") and Non-Qualified Stock Option Agreements to provide for the long-term incentive of such Executive in the alignment of his interest with those of the Company's shareholders. This agreement grants Mr. Siegel with a stock appreciation right equal to 3.25% of the incremental increase in the value of the Company between successive fiscal years. Value is defined to mean the difference between the total market capitalization of the Company between successive fiscal year ends. The total market capitalization means the total number shares of Common Stock outstanding multiplied by the closing price of the Common Stock traded on the NASDAQ (or other exchange).

     Mr. Siegel has the option of receiving his rights to such SAR's in the form of cash or the Company's Common Stock equal to the cash value. The shares of restricted Common Stock issued to the Executive shall be valued at one-half of the fair market value of the Company's Common Stock as of a valuation date. In the event of a change of control or sale of the Company's business, the Executives rights under his SAR's are accelerated and immediately vested.

     Pursuant to such long-term incentive agreements with Mr. Siegel, the Company granted him the right to acquire up to 20,000 shares of its Common Stock on an annual basis at a purchase price equal to the fair market value of such shares as of the end of each fiscal year during the term of this agreement. Such options are considered non-qualified and have a ten (10) year term.

STOCK OPTIONS

     The following table contains information concerning grants of stock options to Mr. Siegel for the fiscal year ended March 31, 1996.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR


-----------------------------------------------------------------------------
                                  Individual Grants
-----------------------------------------------------------------------------
                Number of    Percent of
                 Options    Total Options
     Name       Granted in   Granted to     Exercise or
                   1996     Employees in   Base Price per  Expiration
                   (1)          1996           Share          Date
-----------------------------------------------------------------------------
Todd E. Siegel    20,000         19%          $1.625          2005
=============================================================================

(1)  See "Employment Agreements".

OPTION HOLDINGS

     The Named Executive Officer did not exercise any options during the fiscal year ended March 31, 1996. The following table sets forth information with respect to unexercised options held as of the end of the fiscal year:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES


======================================================================================
                 Number of Unexercised Options     Value  of Unexercised In-the-Money
                       at Fiscal Year End            Options at Fiscal Year End (2)
--------------------------------------------------------------------------------------
     Name         Exercisable     Unexercisable      Exercisable       Unexercisable
--------------------------------------------------------------------------------------
Todd E. Siegel    60,000 (1)          None               -0-                N/A
======================================================================================

----------------------
   (1) Represents stock options issued in 1996 and 1995. See "Employment Agreements". All such options are exercisable.
   (2) Value is based on the closing price of a share of Company's Common Stock as of September 1, 1996, ($1.00) minus the exercise price ($1.625) multiplied by 60,000.

                        V. COMPENSATION COMMITTEE REPORT

     The reorganization under Chapter 11 of the United States Bankruptcy Code, of the Company's major subsidiaries required significant changes in the compensation policies of the Company. The Company's need to conserve cash and at the same time retain and attract qualified employees resulted in the adoption of an Employee Stock Purchase Plan. Under this Plan, approximately 2,000,000 shares have been issued to employees and consultants. These shares have been registered under the Securities Act of 1933, as amended, pursuant to Form S-8. The Board of Directors believes that the adoption issuance of shares under this Plan was essential for the Company's survival. Without the implementation of this Plan, the Company would not have been able to retain and attract necessary employees and consultants.

     As many of the Company's stockholders are aware, Todd Siegel is the son of Harold B. Siegel, the deceased founder of the Company. Todd Siegel has been employed with the Company since 1987 and has substantial experience in the Company's business. The loss of Mr. Siegel at the present time would be adverse to the Company.

     The Board of Directors believes strongly that performance and, in turn, the maximization of shareholder value, depends to a significant extent on the establishment of a close alignment between the financial interest of shareholders and those of the Company's employees, including its senior managers. Compensation programs are designed to encourage and balance the attainment of short-term operational goals and long-term strategic initiatives.

     The Board of Directors believe that employee's ownership of a significant equity interest in the Company is a major incentive in building shareholder wealth and aligning a long-term interest of management and stockholders. The Board of Directors believe the Company has evolved to a point that establishment of an integrated plan which allows all employees to participate in the future growth of the Company is essential to retain and attract qualified personnel.

     The Securities and Exchange Commission requires compensation committees of public companies to state their compensation policies with respect to the recently enacted federal income tax laws that limit to $1 million the deductibility of compensation paid to executive officers named in proxy statement of such companies. In light of the current level of compensation for the Company's named executive officers, the Compensation Committee has not adopted a policy with respect to the deductibility limit, but will adopt such a policy should it become relevant.

                           VI. CERTAIN RELATIONSHIPS

     The Jade Family Partnership ("Partnership") is currently the holder of record of 6,500,000 shares of Voting Preferred Stock. The Voting Preferred Stock has two votes per share on all matters submitted to a vote of other holders of Common Stock. Mr. Siegel is the trustee of the Trust, which is the managing general partner of the Partnership, and accordingly, controls the shares held by the Partnership.

     The Voting Preferred Stock was issued to assure complete and unfettered control of the Company. The issuance of the Voting Preferred Stock constitutes an anti-takeover device since the approval of any merger or acquisition of the Company will be completely dependent upon the approval of the Trust.

     The Trust is the owner of patents and other proprietary rights for the equipment and processes which the Company uses and sells. The Trust is the assignee of all such proprietary and patent rights used in the Company's business which were invented or developed by Mr. Harold B. Siegel during his lifetime. In October, 1986, the Company was granted rights to an exclusive perpetual license from the Trust to utilize the know-how and patent rights assigned to the Trust from Mr. Siegel in the manufacture and sale of the Company's medication dispensing systems.

     The license granted to the Company by the Trust may only be terminated by the Trust in the event the Company (i) ceases to utilize the know-how created by the Trust; (ii) defaults in making any royalty payment and fails to remedy such default within 40 days after written notice by the Trust; or (iii) becomes insolvent, makes any assignment for the benefit of creditors, is adjudged bankrupt, or if a receiver or trustee of the Company's property is appointed. Under such circumstances, the license will automatically terminate. In addition, the Trust has granted the Company the right to sublicense the rights granted under the license agreement between the Company and the Trust.

     Todd E. Siegel is still a guarantor of the Company's outstanding restructured credit facility with SouthTrust Bank, which was confirmed in the Company's reorganization proceedings. In addition, Todd E. Siegel has pledged 125,000 shares of the Company's Common Stock to SouthTrust Bank to secure repayment of personal obligations.

     The Company has entered into indemnification agreements with each of its directors (including Todd E. Siegel). Such indemnification agreements authorize indemnification of such directors or officers to the full extent authorized or permitted by law.

     On January 12, 1996, the Company Filed Form 8-K reporting the resignation of Bruce Strumpf, Edwin Carkhuff, Ph.D., Jack Painter and Frank Mandelbaum as members of the Company's board of directors. These resignations were tendered in connection with the Company's filing for protection under Chapter 11 of the United States Bankruptcy Code of the Company's major subsidiaries. The Company appreciated the valuable services rendered by these individuals. However, the filing of Chapter 11 Bankruptcy Petitions by the Company's significant subsidiaries and the delisting of the Company's securities from NASDAQ resulted in an operating environment that reduced the need for and reliance upon outside directors. The outside directors did not have substantial experience or expertise in bankruptcy proceedings. In addition, the Company was uncertain whether it could maintain its outside directors liability policies due to limited cash resources.

     On February 29, 1996, the Company retained the services of CFO Financial Services, Inc. This entity and its representatives have substantial experience in assisting entities such as the Company in restructuring and work out arrangements. Mr. Conroy is affiliated with CFO Financial Services, Inc. The Company pays CFO Financial Services, Inc. $8,500 a month for Mr. Conroy's services. In the same time frame, the Company also retained Octofoil, Inc., an entity affiliated with Mr. Stanton. The Company pays Octofoil, Inc. $7,500 a month for Mr. Stanton's services. These entities assisted the Company in negotiations with its prime lenders, work out arrangements with creditors, and financial reporting obligations. In addition, Mr. Stanton and Mr. Conroy were each issued 100,000 shares under the Company's employee's stock purchase program for their services.

     Effective June 15, 1996, the Company entered into a severance agreement with Mr. Couture, its former director and chief financial officer. This severance agreement superseded Mr. Couture's employment agreement. This severance agreement was provided as an exhibit to the Company's Form 10-K for fiscal year end March 31, 1996 to which reference is hereby made.

                               VII. SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     No officers or directors of the Company filed any Forms 3, 4 or 5 during the current fiscal year. In connection with the preparation of this proxy statement, management of the Company instructed counsel to implement a Section 16 compliance program in conformity with the recently inacted amendments to
Item 402 of Regulation S-K.

     During the current year, Todd E Siegel was issued 160,769 shares of Common Stock in lieu of cash compensation pursuant to his employment agreement. In addition, Mr. Siegel has been issued 60,000 options under his employment agreement. Delinquent Form 4's will be filed prior to this meeting to reflect these transactions. In addition, during the current year shares of the Company's Common Stock were transferred from the Siegel Family Limited Partnership to the Jade Family Partnership to facilitate estate tax planning. Delinquent Form 4's will be filed before the annual meeting to reflect this transfer. No sales or other dispositions of the Company's Common Stock were effected by Todd E. Siegel during the current fiscal year.

     The Company has requested that Gerald Couture file a Form 4 reflecting his revised stock ownership pursuant to the terms of his severance agreement. It is anticipated that Mr. Couture will file a delinquent Form 4 prior to the annual meeting.

     The Company considers the current year's non-compliance with Section 16(a) of the Exchange Act Reporting Requirements as a deviation from its standard practices, due to the bankruptcy proceedings of its significant subsidiaries during the current fiscal year. The Company does not anticipate that it will have significant Section 16(a) reporting violations in the future. The Company does not believe that any insiders disposed of their shares during the current fiscal year and that no insider trading or profit taking occurred. The non-compliance was limited to the failure to file timely Form 4's for additional acquisition of shares pursuant to employment arrangements or transfer of shares between entities for estate tax purposes.


                    VIII. SELECTION OF INDEPENDENT AUDITORS

     Pender Newkirk & Company has served as the Company's independent public accountants for the fiscal year ended March 31, 1996. The Board of Directors has selected Grant Thornton, L.L.P. as the Company's auditors for fiscal year end March 31, 1997. The Board has not proposed that any formal action be taken at the meeting with respect to employment of Grant Thornton, L.L.P. inasmuch as no such action is legally required. Representatives of Pender Newkirk & Company will be present or available by conference telephone call at the Annual Meeting of Shareholders to respond to appropriate questions and will be given an opportunity to make a statement at the Annual Meeting of Shareholders, if they so desire.

                       IX. PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the annual meeting of shareholders of the Company to be held in October, 1997, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company at its executive offices no later than June 1, 1997.

                                X. VOTE REQUIRED

     A majority of the Company's outstanding Preferred and Common Stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares present at the meeting, either in person or by valid proxy.


                               XI. OTHER MATTERS

     The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /S/ TODD E. SIEGEL
                                ------------------------------------
                                Todd E. Siegel, President and C.E.O.


Clearwater, Florida
October 28, 1996

                                                                        APPENDIX

                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                REVOCABLE PROXY
                                OCTOBER 28, 1996
   The undersigned hereby appoints TODD E. SIEGEL with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of the Common Stock of MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation (the "Corporation"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Rubin ICOT Center, 13575 -- 58th Street North, Clearwater, Florida, at 10:00 a.m. on November 21, 1996, and at any and all adjournments thereof as follows:

                                                                                                        FOR    AGAINST    ABSTAIN
                                                                                                       -----  ---------  ---------
  I.  The election as Directors of all nominees as listed below (except as marked to the contrary)      / /        / /        / /
INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.
                                 Todd E. Siegel, David Kazarian, Michael Conroy and John Stanton.
                        The Board of Directors recommends a vote "FOR" each of the nominees listed herein.
 II.  Such other business as may properly come before the Annual Meeting of Shareholders or any adjustments or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
             (Continued and to be dated and signed on reverse side)

                             (Continued from front)

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Annual Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and shall be of no further force and effect.

   The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting and a Proxy Statement dated October 28, 1996.

                                                         DATED: ------------------------------- , 1996.

                                                         ---------------------------------------------
                                                         Signature

                                                         ---------------------------------------------
                                                         Print Name

                                                         Please sign exactly as your name appears on the
                                                         envelope in which this Proxy was mailed. When signing
                                                         as attorney, executor, administrator, trustee or
                                                         guardian, please give your full title. If shares are
                                                         held jointly, each holder should sign.

--------------------------------------------------------------------------------
    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------